                                                                     Exhibit 4.3



                           Global Express Capital Real
                          Estate Investment Fund I, LLC

                 ORGANIZED UNDER THE LAWS OF THE STATE OF NEVADA

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                    SERIES A
                          MINIMUM INVESTMENT: $100,000

                             (SEE LEGEND ON REVERSE)

NUMBER: A-                                            $



THIS CERTIFIES THAT

is owner of a Series A Mortgage Pass - Through Certificate in the amount of


Dollars, representing membership interest in

           GLOBAL EXPRESS CAPITAL REAL ESTATE INVESTMENT FUND I, LLC,

 a Nevada Limited Liability Company, and is entitled to the full benefits and privileges of such membership, subject to the duties and obligations, as more fully set forth in the Company's Operating Agreement.

      IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its Managing Member this ___________ day of __________,



By: Global Express Capital Mortgage,
Managing Member


____________________________________
By:

      THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED TO ANY PERSON EXCEPT IN ACCORDANCE WITH THE TERMS OF THE COMPANY'S OPERATING AGREEMENT, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE COMPANY'S OFFICES.

Transfer Fee: As Required

-----------------------------------------------------------------

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants in common   UNIF GIFT ACT-____Custodian for _______
                                                Cust.)          (Minor)
                                              under Uniform Gifts to Minors
TEN ENT    - as tenants by the entireties

JT TEN     - as joint tenants with right of          Act of ____________________
             survivorship and not as tenants                (State)
             in common

    Additional abbreviations may also be used though not in the above list.

For value received _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------

----------------------------------------

               Please print or type name and address of assignee

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
________________________________________________________________ amount of the Mortgage Pass-Through Certificates represented by the within Certificate and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------
Attorney to transfer the said certificate on the books of the within-named limited liability Company, with full power of substitution in the premises.

Dated                     20
      -------------------   ----

SIGNATURE GUARANTEED:                     X
                                           ------------------------------


                                          X
                                           -----------------------------

      THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.

                           Global Express Capital Real
                          Estate Investment Fund I, LLC

                 ORGANIZED UNDER THE LAWS OF THE STATE OF NEVADA

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                    SERIES B
                           MINIMUM INVESTMENT: $25,000

                             (SEE LEGEND ON REVERSE)

NUMBER: B-                                            $



THIS CERTIFIES THAT



is owner of a Series B Mortgage Pass - Through Certificate in the amount of


Dollars, representing membership interest in

           GLOBAL EXPRESS CAPITAL REAL ESTATE INVESTMENT FUND I, LLC,

 a Nevada Limited Liability Company, and is entitled to the full benefits and privileges of such membership, subject to the duties and obligations, as more fully set forth in the Company's Operating Agreement.

      IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its Managing Member this ___________ day of __________,


By: Global Express Capital Mortgage,
Managing Member


____________________________________
By:

      THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED TO ANY PERSON EXCEPT IN ACCORDANCE WITH THE TERMS OF THE COMPANY'S OPERATING AGREEMENT, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE COMPANY'S OFFICES.

Transfer Fee: As Required

-----------------------------------------------------------------

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants in common   UNIF GIFT ACT-____Custodian for _______
                                                Cust.)          (Minor)
                                              under Uniform Gifts to Minors
TEN ENT    - as tenants by the entireties

JT TEN     - as joint tenants with right of          Act of ____________________
             survivorship and not as tenants                (State)
             in common

    Additional abbreviations may also be used though not in the above list.

For value received _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------

----------------------------------------

                Please print or type name and address of assignee

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
_________________________________________________________________ amount of the Mortgage Pass-Through Certificates represented by the within Certificate and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------
Attorney to transfer the said Certificate on the books of the within-named limited liability Company, with full power of substitution in the premises.

Dated                     20
      -------------------   ----

SIGNATURE GUARANTEED:                     X
                                           ------------------------------


                                          X
                                           -----------------------------

      THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.

                           Global Express Capital Real
                          Estate Investment Fund I, LLC

                 ORGANIZED UNDER THE LAWS OF THE STATE OF NEVADA

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                    SERIES C
                           MINIMUM INVESTMENT: $10,000

                             (SEE LEGEND ON REVERSE)

NUMBER: C-                                            $



THIS CERTIFIES THAT

is owner of a Series C Mortgage Pass - Through Certificate in the amount of


Dollars, representing membership interest in

           GLOBAL EXPRESS CAPITAL REAL ESTATE INVESTMENT FUND I, LLC,

 a Nevada Limited Liability Company, and is entitled to the full benefits and privileges of such membership, subject to the duties and obligations, as more fully set forth in the Company's Operating Agreement.

      IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its Managing Member this ___________ day of _________,


By: Global Express Capital Mortgage,
Managing Member


____________________________________
By:

      THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED TO ANY PERSON EXCEPT IN ACCORDANCE WITH THE TERMS OF THE COMPANY'S OPERATING AGREEMENT, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE COMPANY'S OFFICES.

Transfer Fee: As Required

-----------------------------------------------------------------

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants in common   UNIF GIFT ACT-____Custodian for _______
                                                Cust.)          (Minor)
                                              under Uniform Gifts to Minors
TEN ENT    - as tenants by the entireties

JT TEN     - as joint tenants with right of          Act of ____________________
             survivorship and not as tenants                (State)
             in common

    Additional abbreviations may also be used though not in the above list.

For value received _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------

----------------------------------------

               Please print or type name and address of assignee

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
________________________________________________________________ amount of the Mortgage Pass-Through Certificates represented by the within Certificate and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------
Attorney to transfer the said Certificate on the books of the within-named limited liability Company, with full power of substitution in the premises.

Dated                     20
      -------------------   ----

SIGNATURE GUARANTEED:                     X
                                           ------------------------------


                                          X
                                           -----------------------------

      THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.

                           Global Express Capital Real
                          Estate Investment Fund I, LLC

                 ORGANIZED UNDER THE LAWS OF THE STATE OF NEVADA

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                    SERIES D
                           MINIMUM INVESTMENT: $2,000

                             (SEE LEGEND ON REVERSE)

NUMBER: D-                                            $



THIS CERTIFIES THAT

is owner of a Series D Mortgage Pass - Through Certificate in the amount of


Dollars, representing membership interest in

           GLOBAL EXPRESS CAPITAL REAL ESTATE INVESTMENT FUND I, LLC,

 a Nevada Limited Liability Company, and is entitled to the full benefits and privileges of such membership, subject to the duties and obligations, as more fully set forth in the Company's Operating Agreement.

      IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its Managing Member this ___________ day of __________,


By: Global Express Capital Mortgage,
Managing Member


____________________________________
By:

      THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED TO ANY PERSON EXCEPT IN ACCORDANCE WITH THE TERMS OF THE COMPANY'S OPERATING AGREEMENT, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE COMPANY'S OFFICES.

Transfer Fee: As Required

-----------------------------------------------------------------

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants in common   UNIF GIFT ACT-____Custodian for _______
                                                Cust.)          (Minor)
                                              under Uniform Gifts to Minors
TEN ENT    - as tenants by the entireties

JT TEN     - as joint tenants with right of          Act of ____________________
             survivorship and not as tenants                (State)
             in common

    Additional abbreviations may also be used though not in the above list.

For value received _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------

----------------------------------------

               Please print or type name and address of assignee

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
________________________________________________________________ amount of the Mortgage Pass-Through Certificates represented by the within Certificate and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------
Attorney to transfer the said Certificate on the books of the within-named limited liability Company, with full power of substitution in the premises.

Dated                     20
      -------------------   ----

SIGNATURE GUARANTEED:                     X
                                           ------------------------------


                                          X
                                           -----------------------------

      THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.